UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2013

Nexstar Broadcasting Group, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5215 N. O’Connor Boulevard

Suite 1400

Irving, Texas 75039

(Address of Principal Executive Offices, including Zip Code)

(972) 373-8800

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 15, 2013, Nexstar Broadcasting Group, Inc. (the “Company”) issued a news release announcing the filing of a Definitive Information Statement with the Securities and Exchange Commission. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	News Release, dated March 15, 2013, issued by Nexstar Broadcasting Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

Dated: March 15, 2013

	By:	/s/ Thomas E. Carter
	Name:	Thomas E. Carter
	Title:	Executive Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release, dated March 15, 2013, issued by Nexstar Broadcasting Group, Inc.